Exhibit 10.8

THIS INSTRUMENT AND ANY SECURITIES ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED IN THIS SAFE AND UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.

OBOOK HOLDINGS INC.

SAFE

(Simple Agreement for Future Equity)

THIS CERTIFIES THAT in exchange for the payment by Chi-Jung Yang (the “Investor”) of US$130,000 (the “Purchase Amount”) on or about 2023/3/1, Obook Holdings Inc., a company incorporated pursuant to the laws of the Cayman Islands (the “Company”), issues to the Investor the right to certain shares of the Company’s Capital Share, subject to the terms described below.

The Investor shall deliver to the Company the Purchase Amount, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto.

The “Discount Rate” is 75%.

See Section 2 for certain additional defined terms.

1.	Events

(a) Equity Financing. If there is an Equity Financing before the termination of this Safe, on the initial closing of such Equity Financing, this Safe will convert into the number of Safe Shares equal to the Purchase Amount divided by the Discount Price.

In connection with the automatic conversion of this Safe into Safe Shares, the Investor will execute and deliver to the Company all of the transaction documents related to the Equity Financing; provided, that such documents are the same documents to be entered into with the purchasers of Standard Shares, with appropriate variations for the Safe Shares if applicable.

(b) Liquidity Event. If there is a Liquidity Event before the termination of this Safe, the Investor will, at its option, either (i) receive a portion of Proceeds, due and payable to the Investor immediately prior to, or concurrent with, the consummation of such Liquidity Event, equal to the Purchase Amount plus interest, accrued at a simple rate of 5% per annum (the “Cash-Out Amount”), or (ii) receive a number of Common Shares equal to the Purchase Amount divided by the Liquidity Price. If any of the Company’s shareholders are given a choice as to the form and amount of Proceeds to be received in a Liquidity Event, the Investor will be given the same choice, provided that the Investor may not choose to receive a form of consideration that the Investor would be ineligible to receive as a result of the Investor’s failure to satisfy any requirement or limitation generally applicable to the Company’s shareholders, or under any applicable laws.

In connection with a Change of Control intended to qualify as a tax-free reorganization, the Company may reduce the cash portion of Proceeds payable to the Investor by the amount determined by its board of directors in good faith for such Change of Control to qualify as a tax-free reorganization.

(c) Dissolution Event. If there is a Dissolution Event before the termination of this Safe, the Investor will be entitled to receive a portion of Proceeds equal to the Cash-Out Amount, due and payable to the Investor immediately prior to the consummation of the Dissolution Event.

(d) Termination. This Safe will terminate (without relieving the Company of any obligations arising from a prior breach of or non-compliance with this Safe) immediately following the earliest to occur of: (i) the issuance of Capital Shares to the Investor pursuant to the automatic conversion of this Safe under Section 1(a) or Section 1(b); or (ii) the payment, or setting aside for payment, of amounts due the Investor pursuant to Section 1(a), Section 1(b) or Section 1(c).

2.	Definitions

“Capital Shares” means the capital shares of the Company, including, without limitation, the “Common Shares” and the “Preferred Shares.”

“Change of Control” means (i) a transaction or series of related transactions in which any “person” or “group”, becomes the “beneficial owner”, directly or indirectly, of more than 50% of the outstanding voting securities of the Company having the right to vote for the election of members of the Company’s board of directors, (ii) any reorganization, merger or consolidation of the Company, as determined at the sole discretion of the Company, or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company.

“Discount Price” means the lowest price per share of the Standard Shares sold in the Equity Financing multiplied by the Discount Rate.

“Dissolution Event” means (i) a voluntary termination of operations, (ii) a general assignment for the benefit of the Company’s creditors or (iii) any other liquidation, dissolution or winding up of the Company (excluding a Liquidity Event), whether voluntary or involuntary.

“Dividend Amount” means, with respect to any date on which the Company pays a dividend on its outstanding Common Shares, the amount of such dividend that is paid per share of Common Shares multiplied by (x) the Purchase Amount divided by (y) the Liquidity Price (treating the dividend date as a Liquidity Event solely for purposes of calculating such Liquidity Price).

“Equity Financing” means a bona fide transaction or series of transactions with the principal purpose of raising capital that closes after six (6) months flowing the date of this Safe, pursuant to which the Company issues and sells Common Shares or Preferred Shares at a fixed pre-money valuation at an aggregate price of more than US$10,000,000.

“Initial Public Offering” means the closing of the Company’s first firm commitment underwritten initial public offering of Common Shares pursuant to a registration statement filed under the Securities Act.

“Liquidity Event” means a Change of Control or an Initial Public Offering.

“Liquidity Price” means the price per share equal to the fair market value of the Common Shares at the time of the Liquidity Event, as determined by reference to the purchase price payable in connection with such Liquidity Event, multiplied by the Discount Rate.

“Proceeds” means cash and other assets (including without limitation Shares consideration) that are proceeds from the Equity Financing, Liquidity Event or the Dissolution Event, as applicable, and legally available for distribution.

“Safe” means an instrument containing a future right to shares of Capital Shares, similar in form and content to this instrument, purchased by investors for the purpose of funding the Company’s business operations. References to “this Safe” mean this specific instrument.

“Safe Shares” means the shares of Common Shares or the series of Preferred Shares issued to the Investor in an Equity Financing, having the identical rights, privileges, preferences and restrictions as the shares of Standard Shares, other than with respect to: (i) the initial conversion price for purposes of price-based anti-dilution protection, which will equal the Discount Price; and (ii) the basis for any dividend rights, which will be based on the Discount Price.

“Standard Shares” means the shares of Common Shares or a series of Preferred Shares issued to the investors investing new money in the Company in connection with the initial closing of the Equity Financing.

3.	Company Representations

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

(b) The execution, delivery and performance by the Company of this Safe is within the power of the Company and has been duly authorized by all necessary actions on the part of the Company (subject to section 3(d)). This Safe constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. To its knowledge, the Company is not in violation of (i) its current certificate of incorporation or bylaws, (ii) any material statute, rule or regulation applicable to the Company or (iii) any material debt or contract to which the Company is a party or by which it is bound, where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

(c) The performance and consummation of the transactions contemplated by this Safe do not and will not: (i) violate any material judgment, statute, rule or regulation applicable to the Company; (ii) result in the acceleration of any material debt or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien on any property, asset or revenue of the Company or the suspension, forfeiture, or nonrenewal of any material permit, license or authorization applicable to the Company, its business or operations.

(d) No consents or approvals are required in connection with the performance of this Safe, other than: (i) the Company’s corporate approvals; (ii) any qualifications or filings under applicable securities laws; and (iii) necessary corporate approvals for the authorization of Capital Shares issuable pursuant to Section 1.

(e) To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as currently proposed to be conducted, without any conflict with, or infringement of the rights of, others.

4.	Investor Representations

(a) The Investor has full legal capacity, power and authority to execute and deliver this Safe and to perform its obligations hereunder. This Safe constitutes valid and binding obligation of the Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) The Investor has been advised that this Safe and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Investor is purchasing this Safe and the securities to be acquired by the Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing the Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

5.	Miscellaneous

(a) Any provision of this Safe may be amended, waived or modified by written consent of the Company and the Investor.

(b) Any notice required or permitted by this Safe will be deemed sufficient when delivered personally or by overnight courier or sent by email to the relevant address listed on the signature page, or 48 hours after being deposited in the mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address listed on the signature page, as subsequently modified by written notice.

(c) The Investor is not entitled, as a holder of this Safe, to vote or be deemed a holder of Capital Shares for any purpose other than tax purposes, nor will anything in this Safe be construed to confer on the Investor, as such, any rights of a Company shareholder or rights to vote for the election of directors or on any matter submitted to Company shareholders, or to give or withhold consent to any corporate action or to receive notice of meetings, until shares have been issued on the terms described in Section 1. However, if the Company pays a dividend on outstanding shares of Common Shares (that is not payable in shares of Common Shares) while this Safe is outstanding, the Company will pay the Dividend Amount to the Investor at the same time.

(d) Neither this Safe nor the rights in this Safe are transferable or assignable, by operation of law or otherwise, by either party without the prior written consent of the other; provided, however, that this Safe and/or its rights may be assigned without the Company’s consent by the Investor (i) to the Investor’s estate, heirs, executors, administrators, guardians and/or successors in the event of Investor’s death or disability, or (ii) to any other entity who directly or indirectly, controls, is controlled by or is under common control with the Investor, including, without limitation, any general partner, managing member, officer or director of the Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, the Investor; and provided, further, that the Company may assign this Safe in whole, without the consent of the Investor, in connection with a reincorporation to change the Company’s domicile.

(e) In the event any one or more of the provisions of this Safe is for any reason held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Safe operate or would prospectively operate to invalidate this Safe, then and in any such event, such provision(s) only will be deemed null and void and will not affect any other provision of this Safe and the remaining provisions of this Safe will remain operative and in full force and effect and will not be affected, prejudiced, or disturbed thereby.

(f) This Safe is governed by and will be construed according to the laws of the Republic of China (including but not limited the validity, interpretation, construction, performance and enforcement of this Agreement, or any disputes or controversies arising from or related to this Agreement), without regard to the conflicts of law provisions of such jurisdiction. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Safe, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

(g) This SAFE is written in the English and Chinese languages and both 1anguages shall have equal validity. If there is any conflict or inconsistency between the English version and the Chinese version, the English version shall be the governing and prevailing version.

(Signature page follows)

IN WITNESS WHEREOF, the undersigned have caused this Safe to be duly executed and delivered.

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Chun-Kai Wang
Chairman and CEO
Address: 3F, No. 213, Sec 3, Beixin Rd., New
Taipei City, Taiwan (231)
Email address: darren@owlting.com

INVESTOR:

By:	/s/ Chi-Jung Yang
Name:Chi-Jung Yang

Address:[***]
Email address:[***]

THIS INSTRUMENT AND ANY SECURITIES ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED IN THIS SAFE AND UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.

OBOOK HOLDINGS INC.

(Simple Agreement for Future Equity)

THIS CERTIFIES THAT in exchange for the payment by Wei Ju Chiu (the “Investor”) of US$100,000 (the “Purchase Amount”) on or about 2023/3/21, Obook Holdings Inc., a company incorporated pursuant to the laws of the Cayman Islands (the “Company”), issues to the Investor the right to certain shares of the Company’s Capital Share, subject to the terms described below.

The Investor shall deliver to the Company the Purchase Amount, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto.

The “Discount Rate” is 75%.

See Section 2 for certain additional defined terms.

1. Events

(a) Equity Financing. If there is an Equity Financing before the termination of this Safe, on the initial closing of such Equity Financing, this Safe will automatically convert into the number of Safe Shares equal to the Purchase Amount divided by the Discount Price.

In connection with the automatic conversion of this Safe into Safe Shares, the Investor will execute and deliver to the Company all of the transaction documents related to the Equity Financing; provided, that such documents are the same documents to be entered into with the purchasers of Standard Shares, with appropriate variations for the Safe Shares if applicable.

(b) Liquidity Event. If there is a Liquidity Event before the termination of this Safe, the Investor will automatically be entitled to either (i) receive a portion of Proceeds, due and payable to the Investor immediately prior to, or concurrent with, the consummation of such Liquidity Event, equal to the Purchase Amount plus interest, accrued at a simple rate of 5% per annum (the “Cash-Out Amount”), or (ii) receive a number of Common Shares equal to the Purchase Amount divided by the Liquidity Price. If any of the Company’s shareholders are given a choice as to the form and amount of Proceeds to be received in a Liquidity Event, the Investor will be given the same choice, provided that the Investor may not choose to receive a form of consideration that the Investor would be ineligible to receive as a result of the Investor’s failure to satisfy any requirement or limitation generally applicable to the Company’s shareholders, or under any applicable laws.

In connection with a Change of Control intended to qualify as a tax-free reorganization, the Company may reduce the cash portion of Proceeds payable to the Investor by the amount determined by its board of directors in good faith for such Change of Control to qualify as a tax-free reorganization.

(c) Dissolution Event. If there is a Dissolution Event before the termination of this Safe, the Investor will be entitled to receive a portion of Proceeds equal to the Cash-Out Amount, due and payable to the Investor immediately prior to the consummation of the Dissolution Event.

(d) Termination. This Safe will terminate (without relieving the Company of any obligations arising from a prior breach of or non-compliance with this Safe) immediately following the earliest to occur of: (i) the issuance of Capital Shares to the Investor pursuant to the automatic conversion of this Safe under Section 1(a) or Section 1(b); or (ii) the payment, or setting aside for payment, of amounts due the Investor pursuant to Section 1(b) or Section 1(c).

2.	Definitions

“Capital Shares” means the capital shares of the Company, including, without limitation, the “Common Shares” and the “Preferred Shares.”

“Change of Control” means (i) a transaction or series of related transactions in which any “person” or “group”, becomes the “beneficial owner”, directly or indirectly, of more than 50% of the outstanding voting securities of the Company having the right to vote for the election of members of the Company’s board of directors, (ii) any reorganization, merger or consolidation of the Company, as determined at the sole discretion of the Company, or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company.

“Discount Price” means the lowest price per share of the Standard Shares sold in the Equity Financing multiplied by the Discount Rate.

“Dissolution Event” means (i) a voluntary termination of operations, (ii) a general assignment for the benefit of the Company’s creditors or (iii) any other liquidation, dissolution or winding up of the Company (excluding a Liquidity Event), whether voluntary or involuntary.

“Dividend Amount” means, with respect to any date on which the Company pays a dividend on its outstanding Common Shares, the amount of such dividend that is paid per share of Common Shares multiplied by (x) the Purchase Amount divided by (y) the Liquidity Price (treating the dividend date as a Liquidity Event solely for purposes of calculating such Liquidity Price).

“Equity Financing” means a bona fide transaction or series of transactions with the principal purpose of raising capital that closes after six (6) months following the date of this Safe, pursuant to which the Company issues and sells Common Shares or Preferred Shares at a fixed pre-money valuation at an aggregate price of more than US$10,000,000.

“Initial Public Offering” means the closing of the Company’s first firm commitment underwritten initial public offering of Common Shares pursuant to a registration statement filed under the Securities Act.

“Liquidity Event” means a Change of Control or an Initial Public Offering.

“Liquidity Price” means the price per share equal to the fair market value of the Common Shares at the time of the Liquidity Event, as determined by reference to the purchase price payable in connection with such Liquidity Event, multiplied by the Discount Rate.

“Proceeds” means cash and other assets (including without limitation Shares consideration) that are proceeds from the Equity Financing, Liquidity Event or the Dissolution Event, as applicable, and legally available for distribution.

“Safe” means an instrument containing a future right to shares of Capital Shares, similar in form and content to this instrument, purchased by investors for the purpose of funding the Company’s business operations. References to “this Safe” mean this specific instrument.

“Safe Shares” means the shares of Common Shares or the series of Preferred Shares issued to the Investor in an Equity Financing, having the identical rights, privileges, preferences and restrictions as the shares of Standard Shares, other than with respect to: (i) the initial conversion price for purposes of price-based anti-dilution protection, which will equal the Discount Price; and (ii) the basis for any dividend rights, which will be based on the Discount Price.

“Standard Shares” means the shares of Common Shares or a series of Preferred Shares issued to the investors investing new money in the Company in connection with the initial closing of the Equity Financing.

3.	Company Representations

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

(b) The execution, delivery and performance by the Company of this Safe is within the power of the Company and has been duly authorized by all necessary actions on the part of the Company (subject to section 3(d)). This Safe constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. To its knowledge, the Company is not in violation of (i) its current certificate of incorporation or bylaws, (ii) any material statute, rule or regulation applicable to the Company or (iii) any material debt or contract to which the Company is a party or by which it is bound, where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

(c) The performance and consummation of the transactions contemplated by this Safe do not and will not: (i) violate any material judgment, statute, rule or regulation applicable to the Company; (ii) result in the acceleration of any material debt or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien on any property, asset or revenue of the Company or the suspension, forfeiture, or nonrenewal of any material permit, license or authorization applicable to the Company, its business or operations.

(d) No consents or approvals are required in connection with the performance of this Safe, other than: (i) the Company’s corporate approvals; (ii) any qualifications or filings under applicable securities laws; and (iii) necessary corporate approvals for the authorization of Capital Shares issuable pursuant to Section 1.

(e) To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as currently proposed to be conducted, without any conflict with, or infringement of the rights of, others.

4.	Investor Representations

(a) The Investor has full legal capacity, power and authority to execute and deliver this Safe and to perform its obligations hereunder. This Safe constitutes valid and binding obligation of the Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) The Investor has been advised that this Safe and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Investor is purchasing this Safe and the securities to be acquired by the Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing the Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

5.	Miscellaneous

(a) Any provision of this Safe may be amended, waived or modified by written consent of the Company and the Investor.

(b) Any notice required or permitted by this Safe will be deemed sufficient when delivered personally or by overnight courier or sent by email to the relevant address listed on the signature page, or 48 hours after being deposited in the mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address listed on the signature page, as subsequently modified by written notice.

(c) The Investor is not entitled, as a holder of this Safe, to vote or be deemed a holder of Capital Shares for any purpose other than tax purposes, nor will anything in this Safe be construed to confer on the Investor, as such, any rights of a Company shareholder or rights to vote for the election of directors or on any matter submitted to Company shareholders, or to give or withhold consent to any corporate action or to receive notice of meetings, until shares have been issued on the terms described in Section 1. However, if the Company pays a dividend on outstanding shares of Common Shares (that is not payable in shares of Common Shares) while this Safe is outstanding, the Company will pay the Dividend Amount to the Investor at the same time.

(d) Neither this Safe nor the rights in this Safe are transferable or assignable, by operation of law or otherwise, by either party without the prior written consent of the other; provided, however, that this Safe and/or its rights may be assigned without the Company’s consent by the Investor (i) to the Investor’s estate, heirs, executors, administrators, guardians and/or successors in the event of Investor’s death or disability, or (ii) to any other entity who directly or indirectly, controls, is controlled by or is under common control with the Investor, including, without limitation, any general partner, managing member, officer or director of the Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, the Investor; and provided, further, that the Company may assign this Safe in whole, without the consent of the Investor, in connection with a reincorporation to change the Company’s domicile.

(e) In the event any one or more of the provisions of this Safe is for any reason held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Safe operate or would prospectively operate to invalidate this Safe, then and in any such event, such provision(s) only will be deemed null and void and will not affect any other provision of this Safe and the remaining provisions of this Safe will remain operative and in full force and effect and will not be affected, prejudiced, or disturbed thereby.

(f) This Safe is governed by and will be construed according to the laws of the Republic of China (including but not limited the validity, interpretation, construction, performance and enforcement of this Agreement, or any disputes or controversies arising from or related to this Agreement), without regard to the conflicts of law provisions of such jurisdiction. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Safe, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

(Signature page follows)

IN WITNESS WHEREOF, the undersigned have caused this Safe to be duly executed and delivered.

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Chun-Kai Wang
Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New
Taipei City, Taiwan
Email address: darren@owlting.com

INVESTOR:

By:	/s/ Wei Ju Chiu
Name: Wei Ju Chiu
Title: n/a

Address: [***]
Email address: [***]

THIS INSTRUMENT AND ANY SECURITIES ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED IN THIS SAFE AND UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.

OBOOK HOLDINGS INC.

(Simple Agreement for Future Equity)

THIS CERTIFIES THAT in exchange for the payment by Ong Kong Joo (the “Investor”) of US$200,000 (the “Purchase Amount”) on or about 27 March 2023, Obook Holdings Inc., a company incorporated pursuant to the laws of the Cayman Islands (the “Company”), issues to the Investor the right to certain shares of the Company’s Capital Share, subject to the terms described below.

The Investor shall deliver to the Company the Purchase Amount, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto.

The “Discount Rate” is 75%.

See Section 2 for certain additional defined terms.

1.	Events

(a) Equity Financing. If there is an Equity Financing before the termination of this Safe, on the initial closing of such Equity Financing, this Safe will automatically convert into the number of Safe Shares equal to the Purchase Amount divided by the Discount Price.

In connection with the automatic conversion of this Safe into Safe Shares, the Investor will execute and deliver to the Company all of the transaction documents related to the Equity Financing; provided, that such documents are the same documents to be entered into with the purchasers of Standard Shares, with appropriate variations for the Safe Shares if applicable.

(b) Liquidity Event. If there is a Liquidity Event before the termination of this Safe, the Investor will automatically be entitled to either (i) receive a portion of Proceeds, due and payable to the Investor immediately prior to, or concurrent with, the consummation of such Liquidity Event, equal to the Purchase Amount plus interest, accrued at a simple rate of 5% per annum (the “Cash-Out Amount”), or (ii) receive a number of Common Shares equal to the Purchase Amount divided by the Liquidity Price. If any of the Company’s shareholders are given a choice as to the form and amount of Proceeds to be received in a Liquidity Event, the Investor will be given the same choice, provided that the Investor may not choose to receive a form of consideration that the Investor would be ineligible to receive as a result of the Investor’s failure to satisfy any requirement or limitation generally applicable to the Company’s shareholders, or under any applicable laws.

In connection with a Change of Control intended to qualify as a tax-free reorganization, the Company may reduce the cash portion of Proceeds payable to the Investor by the amount determined by its board of directors in good faith for such Change of Control to qualify as a tax-free reorganization.

(c) Dissolution Event. If there is a Dissolution Event before the termination of this Safe, the Investor will be entitled to receive a portion of Proceeds equal to the Cash-Out Amount, due and payable to the Investor immediately prior to the consummation of the Dissolution Event.

(d) Termination. This Safe will terminate (without relieving the Company of any obligations arising from a prior breach of or non-compliance with this Safe) immediately following the earliest to occur of: (i) the issuance of Capital Shares to the Investor pursuant to the automatic conversion of this Safe under Section 1(a) or Section 1(b); or (ii) the payment, or setting aside for payment, of amounts due the Investor pursuant to Section 1(b) or Section 1(c).

2.	Definitions

“Capital Shares” means the capital shares of the Company, including, without limitation, the “Common Shares” and the “Preferred Shares.”

“Change of Control” means (i) a transaction or series of related transactions in which any “person” or “group”, becomes the “beneficial owner”, directly or indirectly, of more than 50% of the outstanding voting securities of the Company having the right to vote for the election of members of the Company’s board of directors, (ii) any reorganization, merger or consolidation of the Company, as determined at the sole discretion of the Company, or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company.

“Discount Price” means the lowest price per share of the Standard Shares sold in the Equity Financing multiplied by the Discount Rate.

“Dissolution Event” means (i) a voluntary termination of operations, (ii) a general assignment for the benefit of the Company’s creditors or (iii) any other liquidation, dissolution or winding up of the Company (excluding a Liquidity Event), whether voluntary or involuntary.

“Dividend Amount” means, with respect to any date on which the Company pays a dividend on its outstanding Common Shares, the amount of such dividend that is paid per share of Common Shares multiplied by (x) the Purchase Amount divided by (y) the Liquidity Price (treating the dividend date as a Liquidity Event solely for purposes of calculating such Liquidity Price).

“Equity Financing” means a bona fide transaction or series of transactions with the principal purpose of raising capital that closes after six (6) months following the date of this Safe, pursuant to which the Company issues and sells Common Shares or Preferred Shares at a fixed pre-money valuation at an aggregate price of more than US$10,000,000.

“Initial Public Offering” means the closing of the Company’s first firm commitment underwritten initial public offering of Common Shares pursuant to a registration statement filed under the Securities Act.

“Liquidity Event” means a Change of Control or an Initial Public Offering.

“Liquidity Price” means the price per share equal to the fair market value of the Common Shares at the time of the Liquidity Event, as determined by reference to the purchase price payable in connection with such Liquidity Event, multiplied by the Discount Rate.

“Proceeds” means cash and other assets (including without limitation Shares consideration) that are proceeds from the Equity Financing, Liquidity Event or the Dissolution Event, as applicable, and legally available for distribution.

“Safe” means an instrument containing a future right to shares of Capital Shares, similar in form and content to this instrument, purchased by investors for the purpose of funding the Company’s business operations. References to “this Safe” mean this specific instrument.

“Safe Shares” means the shares of Common Shares or the series of Preferred Shares issued to the Investor in an Equity Financing, having the identical rights, privileges, preferences and restrictions as the shares of Standard Shares, other than with respect to: (i) the initial conversion price for purposes of price-based anti-dilution protection, which will equal the Discount Price; and (ii) the basis for any dividend rights, which will be based on the Discount Price.

“Standard Shares” means the shares of Common Shares or a series of Preferred Shares issued to the investors investing new money in the Company in connection with the initial closing of the Equity Financing.

3.	Company Representations

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

(b) The execution, delivery and performance by the Company of this Safe is within the power of the Company and has been duly authorized by all necessary actions on the part of the Company (subject to section 3(d)). This Safe constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. To its knowledge, the Company is not in violation of (i) its current certificate of incorporation or bylaws, (ii) any material statute, rule or regulation applicable to the Company or (iii) any material debt or contract to which the Company is a party or by which it is bound, where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

(c) The performance and consummation of the transactions contemplated by this Safe do not and will not: (i) violate any material judgment, statute, rule or regulation applicable to the Company; (ii) result in the acceleration of any material debt or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien on any property, asset or revenue of the Company or the suspension, forfeiture, or nonrenewal of any material permit, license or authorization applicable to the Company, its business or operations.

(d) No consents or approvals are required in connection with the performance of this Safe, other than: (i) the Company’s corporate approvals; (ii) any qualifications or filings under applicable securities laws; and (iii) necessary corporate approvals for the authorization of Capital Shares issuable pursuant to Section 1.

(e) To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as currently proposed to be conducted, without any conflict with, or infringement of the rights of, others.

4.	Investor Representations

(a) The Investor has full legal capacity, power and authority to execute and deliver this Safe and to perform its obligations hereunder. This Safe constitutes valid and binding obligation of the Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) The Investor has been advised that this Safe and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Investor is purchasing this Safe and the securities to be acquired by the Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing the Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

5.	Miscellaneous

(a) Any provision of this Safe may be amended, waived or modified by written consent of the Company and the Investor.

(b) Any notice required or permitted by this Safe will be deemed sufficient when delivered personally or by overnight courier or sent by email to the relevant address listed on the signature page, or 48 hours after being deposited in the mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address listed on the signature page, as subsequently modified by written notice.

(c) The Investor is not entitled, as a holder of this Safe, to vote or be deemed a holder of Capital Shares for any purpose other than tax purposes, nor will anything in this Safe be construed to confer on the Investor, as such, any rights of a Company shareholder or rights to vote for the election of directors or on any matter submitted to Company shareholders, or to give or withhold consent to any corporate action or to receive notice of meetings, until shares have been issued on the terms described in Section 1. However, if the Company pays a dividend on outstanding shares of Common Shares (that is not payable in shares of Common Shares) while this Safe is outstanding, the Company will pay the Dividend Amount to the Investor at the same time.

(d) Neither this Safe nor the rights in this Safe are transferable or assignable, by operation of law or otherwise, by either party without the prior written consent of the other; provided, however, that this Safe and/or its rights may be assigned without the Company’s consent by the Investor (i) to the Investor’s estate, heirs, executors, administrators, guardians and/or successors in the event of Investor’s death or disability, or (ii) to any other entity who directly or indirectly, controls, is controlled by or is under common control with the Investor, including, without limitation, any general partner, managing member, officer or director of the Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, the Investor; and provided, further, that the Company may assign this Safe in whole, without the consent of the Investor, in connection with a reincorporation to change the Company’s domicile.

(e) In the event any one or more of the provisions of this Safe is for any reason held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Safe operate or would prospectively operate to invalidate this Safe, then and in any such event, such provision(s) only will be deemed null and void and will not affect any other provision of this Safe and the remaining provisions of this Safe will remain operative and in full force and effect and will not be affected, prejudiced, or disturbed thereby.

(f) This Safe is governed by and will be construed according to the laws of the Republic of China (including but not limited the validity, interpretation, construction, performance and enforcement of this Agreement, or any disputes or controversies arising from or related to this Agreement), without regard to the conflicts of law provisions of such jurisdiction. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Safe, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

(Signature page follows)

IN WITNESS WHEREOF, the undersigned have caused this Safe to be duly executed and delivered.

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Chun-Kai Wang
Chairman and CEO
Address: 3F, No. 213, Sec. 3, Beixin Rd., New
Taipei City, Taiwan
Email address: darren@owlting.com

INVESTOR:

By:	/s/ Ong Kong Joo
Name: Ong Kong Joo
Title: Mr.
Address: [***]
Email address: [***]

THIS INSTRUMENT AND ANY SECURITIES ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED IN THIS SAFE AND UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.

OBOOK HOLDINGS INC.

SAFE

(Simple Agreement for Future Equity)

THIS CERTIFIES THAT in exchange for the payment by Matsutake Co., Ltd. (the “Investor”) of US$800,000 (the “Purchase Amount”) on or about 2025/2/25, Obook Holdings Inc., a company incorporated pursuant to the laws of the Cayman Islands (the “Company”), issues to the Investor the right to certain shares of the Company’s Capital Share, subject to the terms described below.

The Investor shall deliver to the Company the Purchase Amount, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto.

See Section 2 for certain additional defined terms.

1. Events

(a) Liquidity Event. If there is a Liquidity Event before the termination of this Safe, the Investor will, at its option, either (i) receive a portion of Proceeds, due and payable to the Investor immediately prior to, or concurrent with, the consummation of such Liquidity Event, equal to the Purchase Amount plus interest, accrued at a simple rate of 5% per annum (the “Cash-Out Amount”), or (ii) receive a number of Common Shares equal to the Purchase Amount divided by the Liquidity Price. If any of the Company’s shareholders are given a choice as to the form and amount of Proceeds to be received in a Liquidity Event, the Investor will be given the same choice, provided that the Investor may not choose to receive a form of consideration that the Investor would be ineligible to receive as a result of the Investor’s failure to satisfy any requirement or limitation generally applicable to the Company’s shareholders, or under any applicable laws.

In connection with a Change of Control intended to qualify as a tax-free reorganization, the Company may reduce the cash portion of Proceeds payable to the Investor by the amount determined by its board of directors in good faith for such Change of Control to qualify as a tax-free reorganization.

(b) Dissolution Event. If there is a Dissolution Event before the termination of this Safe, the Investor will be entitled to receive a portion of Proceeds equal to the Cash-Out Amount, due and payable to the Investor immediately prior to the consummation of the Dissolution Event.

(c) Termination. This Safe will terminate (without relieving the Company of any obligations arising from a prior breach of or non-compliance with this Safe) immediately following the earliest to occur of: (i) the issuance of Capital Shares to the Investor pursuant to the automatic conversion of this Safe under Section 1(a) or Section 1(b); or (ii) the payment, or setting aside for payment, of amounts due the Investor pursuant to Section 1(a), Section 1(b) or Section 1(c).

2. Definitions

“Capital Shares” means the capital shares of the Company, including, without limitation, the “Common Shares” and the “Preferred Shares.”

“Change of Control” means (i) a transaction or series of related transactions in which any “person” or “group”, becomes the “beneficial owner”, directly or indirectly, of more than 50% of the outstanding voting securities of the Company having the right to vote for the election of members of the Company’s board of directors, (ii) any reorganization, merger or consolidation of the Company, as determined at the sole discretion of the Company, or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company.

“Dissolution Event” means (i) a voluntary termination of operations, (ii) a general assignment for the benefit of the Company’s creditors or (iii) any other liquidation, dissolution or winding up of the Company (excluding a Liquidity Event), whether voluntary or involuntary.

“Dividend Amount” means, with respect to any date on which the Company pays a dividend on its outstanding Common Shares, the amount of such dividend that is paid per share of Common Shares multiplied by (x) the Purchase Amount divided by (y) the Liquidity Price (treating the dividend date as a Liquidity Event solely for purposes of calculating such Liquidity Price).

“Initial Public Offering” means the closing of the Company’s first firm commitment underwritten initial public offering of Common Shares pursuant to a registration statement filed under the Securities Act.

“Liquidity Event” means a Change of Control or an Initial Public Offering.

“Liquidity Price” means the price per share equal to the fair market value of the Common Shares at the time of the Liquidity Event.

“Proceeds” means cash and other assets (including without limitation Shares consideration) that are proceeds from the Equity Financing, Liquidity Event or the Dissolution Event, as applicable, and legally available for distribution.

“Safe” means an instrument containing a future right to shares of Capital Shares, similar in form and content to this instrument, purchased by investors for the purpose of funding the Company’s business operations. References to “this Safe” mean this specific instrument.

3. Company Representations

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

(b) The execution, delivery and performance by the Company of this Safe is within the power of the Company and has been duly authorized by all necessary actions on the part of the Company (subject to section 3(d)). This Safe constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. To its knowledge, the Company is not in violation of (i) its current certificate of incorporation or bylaws, (ii) any material statute, rule or regulation applicable to the Company or (iii) any material debt or contract to which the Company is a party or by which it is bound, where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

(c) The performance and consummation of the transactions contemplated by this Safe do not and will not: (i) violate any material judgment, statute, rule or regulation applicable to the Company; (ii) result in the acceleration of any material debt or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien on any property, asset or revenue of the Company or the suspension, forfeiture, or nonrenewal of any material permit, license or authorization applicable to the Company, its business or operations.

(d) No consents or approvals are required in connection with the performance of this Safe, other than: (i) the Company’s corporate approvals; (ii) any qualifications or filings under applicable securities laws; and (iii) necessary corporate approvals for the authorization of Capital Shares issuable pursuant to Section 1.

(e) To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as currently proposed to be conducted, without any conflict with, or infringement of the rights of, others.

4. Investor Representations

(a) The Investor has full legal capacity, power and authority to execute and deliver this Safe and to perform its obligations hereunder. This Safe constitutes valid and binding obligation of the Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) The Investor has been advised that this Safe and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Investor is purchasing this Safe and the securities to be acquired by the Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing the Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

5. Miscellaneous

(a) Any provision of this Safe may be amended, waived or modified by written consent of the Company and the Investor.

(b) Any notice required or permitted by this Safe will be deemed sufficient when delivered personally or by overnight courier or sent by email to the relevant address listed on the signature page, or 48 hours after being deposited in the mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address listed on the signature page, as subsequently modified by written notice.

(c) The Investor is not entitled, as a holder of this Safe, to vote or be deemed a holder of Capital Shares for any purpose other than tax purposes, nor will anything in this Safe be construed to confer on the Investor, as such, any rights of a Company shareholder or rights to vote for the election of directors or on any matter submitted to Company shareholders, or to give or withhold consent to any corporate action or to receive notice of meetings, until shares have been issued on the terms described in Section 1. However, if the Company pays a dividend on outstanding shares of Common Shares (that is not payable in shares of Common Shares) while this Safe is outstanding, the Company will pay the Dividend Amount to the Investor at the same time.

(d) Neither this Safe nor the rights in this Safe are transferable or assignable, by operation of law or otherwise, by either party without the prior written consent of the other; provided, however, that this Safe and/or its rights may be assigned without the Company’s consent by the Investor (i) to the Investor’s estate, heirs, executors, administrators, guardians and/or successors in the event of Investor’s death or disability, or (ii) to any other entity who directly or indirectly, controls, is controlled by or is under common control with the Investor, including, without limitation, any general partner, managing member, officer or director of the Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, the Investor; and provided, further, that the Company may assign this Safe in whole, without the consent of the Investor, in connection with a reincorporation to change the Company’s domicile.

(e) In the event any one or more of the provisions of this Safe is for any reason held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Safe operate or would prospectively operate to invalidate this Safe, then and in any such event, such provision(s) only will be deemed null and void and will not affect any other provision of this Safe and the remaining provisions of this Safe will remain operative and in full force and effect and will not be affected, prejudiced, or disturbed thereby.

(f) This Safe is governed by and will be construed according to the laws of the Republic of China (including but not limited the validity, interpretation, construction, performance and enforcement of this Agreement, or any disputes or controversies arising from or related to this Agreement), without regard to the conflicts of law provisions of such jurisdiction. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Safe, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

(g) This SAFE is written in the English and Chinese languages and both 1anguages shall have equal validity. If there is any conflict or inconsistency between the English version and the Chinese version, the English version shall be the governing and prevailing version.

(Signature page follows)

IN WITNESS WHEREOF, the undersigned have caused this Safe to be duly executed and delivered.

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Chun-Kai Wang
Chairman and CEO
Address: 9F, No. 28, Wencheng Rd., Beitou Dist., Taipei City 112, Taiwan
Email address: darren@owlting.com

INVESTOR: Matsutake Co., Ltd.

By:	/s/ Te-Yung Hsu
Name: Te-Yung Hsu
Title: Chairman

SUPPLEMENTAL AGREEMENT TO SAFE AGREEMENT

SAFE 未來股權簡單協議之補充協議

This Supplemental Agreement (this “Supplement”) is entered into as of August 20, 2025 by and between:

本補充協議（以下稱「本補充協議」）於 2025/8/20 簽訂，雙方為：

(1) OBOOK HOLDINGS INC., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”); and

(1) OBOOK HOLDINGS INC.，一家依開曼群島法律註冊成立的有限責任豁免公司（以下稱「公司」）；以及

(2) MATSUTAKE CO., LTD., an individual /entity (the “Investor”).

(2) 松竣股份有限公司，一名自然人/法人（以下稱「投資人」）。

RECITALS 前言

WHEREAS, the Company and the Investor previously entered into a Simple Agreement for Future Equity (the “SAFE Agreement”);

鑑於，公司與投資人先前已簽訂一份未來股權簡易協議（以下稱「 SAFE 協議」）；

WHEREAS, the parties wish to supplement the SAFE Agreement by clarifying certain definitions and terms relating to equity securities and liquidity events;

鑑於，雙方希望透過補充協議，對有關股權證券與流動性事件之若干定義與條款予以澄清；

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

因此，雙方基於此所載之共同承諾以及其他良好且有價值之對價，特此同意如下：

1. DEFINITIONS 定義

For purposes of the SAFE Agreement, the following definitions shall apply and shall supersede any inconsistent definitions therein:

就 SAFE 協議而言，下列定義應適用，並取代其中任何不一致之定義：

1.1 “Common Shares” means the Class A Common Shares of the Company.

1.1 「普通股」係指公司之 A 類普通股。

1.2 “Direct Listing” means the Company’s initial public offering of shares to be listed on a national securities exchange without an underwritten offering.

1.2 「直接上市」係指公司於無承銷安排情況下，將股份於國家證券交易所首次公開掛牌之行為。

1.3 “Liquidity Event” means:

(i) a Change of Control;

(ii) an Initial Public Offering; or

(iii) any other transaction or series of related transactions pursuant to which the Company’s shares are listed or otherwise become publicly traded on a securities exchange or quotation system, whether through a direct listing, reverse merger, de-SPAC transaction, or other similar mechanism (collectively, a “Public Listing”).

1.3 「流動性事件」係指：

(i) 控制權變更；

(ii) 首次公開發行；或

(iii) 任何其他交易或一系列相關交易，使公司股份於證券交易所或報價系統掛牌或公開交易，不論係透過直接上市、反向合併、去特殊目的收購公司交易 (de-SPAC) 或其他類似機制（統稱「公開上市」）。

1.4 “Liquidity Price” means the fair market value per Common Share at the time of a Liquidity Event, determined as follows:

•	Underwritten Initial Public Offering (IPO): the per-share price at which the Common Shares are sold to the public in such offering (the “IPO Price”).

•	Direct Listing: the opening trading price of the Common Shares on the principal securities exchange on which they are listed on the date of the direct listing (the “Direct Listing Open Price”).

•

Reverse Merger, de-SPAC Transaction, or Other Public Listing: the opening trading price of the Common Shares (or shares into which they are exchanged) on the principal securities exchange on which they are listed on the first trading day of such Public Listing.

•	Change of Control (if no public trading price is available): the per-share value implied by the transaction consideration payable to the holders of Common Shares.

•

Other Circumstances (no public trading): the fair market value shall be determined by mutual agreement between the Company and the Investor, or, if no agreement is reached, by a qualified independent valuation expert jointly selected by both parties.

1.4 「流動性價格」係指於流動性事件發生時，每股普通股之公平市價，其計算方式如下：

•	承銷首次公開發行 (IPO)：普通股在該次公開發行中售予公眾之每股價格（以下稱「 IPO 價格」）。

•	直接上市：普通股於直接上市當日，在其掛牌之主要證券交易所之開盤交易價格（以下稱「直接上市開盤價」）。

•	反向合併、去 SPAC 交易或其他公開上市：普通股（或其轉換之股份）於該公開上市首個交易日，在其掛牌之主要證券交易所之開盤交易價格。

•	控制權變更（若無公開交易價格）：由交易對價所隱含之普通股每股價值。

•	其他情形（無公開交易）：公平市價應由公司與投資人協商決定；若未達成協議，則由雙方共同選任之合格獨立估值專家決定。

2. MISCELLANEOUS 其他條款

2.1 Effect of this Supplement. Except as expressly provided herein, all terms and conditions of the SAFE Agreement shall remain unmodified and in full force and effect.

2.1 本補充協議之效力。除本補充協議明確規定外，SAFE 協議之所有條款與條件均保持不變，並持續完全有效。

2.2 Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws governing the SAFE Agreement.

2.2 準據法。本補充協議應受 SAFE 協議所適用之法律管轄並據以解釋。

2.3 Counterparts. This Supplement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.3 正本。本補充協議得以副本形式簽署，每份均視為正本，但所有副本共同構成同一文件。

IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the date first written above.

茲證明，雙方已於文首所載日期簽署本補充協議，以昭信守。

OBOOK HOLDINGS INC.

By:	/s/ WANG, CHUN-KAI
Name:	WANG, CHUN-KAI
Chairman and CEO Address: 9F, No. 28, Wencheng Rd., Beitou Dist., Taipei City 112, Taiwan Email address: darren@owlting.com

INVESTOR: MATSUTAKE CO., LTD.

By:	/s/ TE-YUNG HSU
Name:	TE-YUNG HSU
Chairman

THIS INSTRUMENT AND ANY SECURITIES ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED IN THIS SAFE AND UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.

OBOOK HOLDINGS INC.

SAFE

(Simple Agreement for Future Equity)

THIS CERTIFIES THAT in exchange for the payment by Te-Yung Hsu (the “Investor”) of US$700,000 (the “Purchase Amount”) on or about 2025/2/25, Obook Holdings Inc., a company incorporated pursuant to the laws of the Cayman Islands (the “Company”), issues to the Investor the right to certain shares of the Company’s Capital Share, subject to the terms described below.

The Investor shall deliver to the Company the Purchase Amount, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto.

See Section 2 for certain additional defined terms.

1. Events

(a) Liquidity Event. If there is a Liquidity Event before the termination of this Safe, the Investor will, at its option, either (i) receive a portion of Proceeds, due and payable to the Investor immediately prior to, or concurrent with, the consummation of such Liquidity Event, equal to the Purchase Amount plus interest, accrued at a simple rate of 5% per annum (the “Cash-Out Amount”), or (ii) receive a number of Common Shares equal to the Purchase Amount divided by the Liquidity Price. If any of the Company’s shareholders are given a choice as to the form and amount of Proceeds to be received in a Liquidity Event, the Investor will be given the same choice, provided that the Investor may not choose to receive a form of consideration that the Investor would be ineligible to receive as a result of the Investor’s failure to satisfy any requirement or limitation generally applicable to the Company’s shareholders, or under any applicable laws.

In connection with a Change of Control intended to qualify as a tax-free reorganization, the Company may reduce the cash portion of Proceeds payable to the Investor by the amount determined by its board of directors in good faith for such Change of Control to qualify as a tax-free reorganization.

(b) Dissolution Event. If there is a Dissolution Event before the termination of this Safe, the Investor will be entitled to receive a portion of Proceeds equal to the Cash-Out Amount, due and payable to the Investor immediately prior to the consummation of the Dissolution Event.

(c) Termination. This Safe will terminate (without relieving the Company of any obligations arising from a prior breach of or non-compliance with this Safe) immediately following the earliest to occur of: (i) the issuance of Capital Shares to the Investor pursuant to the automatic conversion of this Safe under Section 1(a) or Section 1(b); or (ii) the payment, or setting aside for payment, of amounts due the Investor pursuant to Section 1(a), Section 1(b) or Section 1(c).

2. Definitions

“Capital Shares” means the capital shares of the Company, including, without limitation, the “Common Shares” and the “Preferred Shares.”

“Change of Control” means (i) a transaction or series of related transactions in which any “person” or “group”, becomes the “beneficial owner”, directly or indirectly, of more than 50% of the outstanding voting securities of the Company having the right to vote for the election of members of the Company’s board of directors, (ii) any reorganization, merger or consolidation of the Company, as determined at the sole discretion of the Company, or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company.

“Dissolution Event” means (i) a voluntary termination of operations, (ii) a general assignment for the benefit of the Company’s creditors or (iii) any other liquidation, dissolution or winding up of the Company (excluding a Liquidity Event), whether voluntary or involuntary.

“Dividend Amount” means, with respect to any date on which the Company pays a dividend on its outstanding Common Shares, the amount of such dividend that is paid per share of Common Shares multiplied by (x) the Purchase Amount divided by (y) the Liquidity Price (treating the dividend date as a Liquidity Event solely for purposes of calculating such Liquidity Price).

“Initial Public Offering” means the closing of the Company’s first firm commitment underwritten initial public offering of Common Shares pursuant to a registration statement filed under the Securities Act.

“Liquidity Event” means a Change of Control or an Initial Public Offering.

“Liquidity Price” means the price per share equal to the fair market value of the Common Shares at the time of the Liquidity Event.

“Proceeds” means cash and other assets (including without limitation Shares consideration) that are proceeds from the Equity Financing, Liquidity Event or the Dissolution Event, as applicable, and legally available for distribution.

“Safe” means an instrument containing a future right to shares of Capital Shares, similar in form and content to this instrument, purchased by investors for the purpose of funding the Company’s business operations. References to “this Safe” mean this specific instrument.

3. Company Representations

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

(b) The execution, delivery and performance by the Company of this Safe is within the power of the Company and has been duly authorized by all necessary actions on the part of the Company (subject to section 3(d)). This Safe constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. To its knowledge, the Company is not in violation of (i) its current certificate of incorporation or bylaws, (ii) any material statute, rule or regulation applicable to the Company or (iii) any material debt or contract to which the Company is a party or by which it is bound, where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

(c) The performance and consummation of the transactions contemplated by this Safe do not and will not: (i) violate any material judgment, statute, rule or regulation applicable to the Company; (ii) result in the acceleration of any material debt or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien on any property, asset or revenue of the Company or the suspension, forfeiture, or nonrenewal of any material permit, license or authorization applicable to the Company, its business or operations.

(d) No consents or approvals are required in connection with the performance of this Safe, other than: (i) the Company’s corporate approvals; (ii) any qualifications or filings under applicable securities laws; and (iii) necessary corporate approvals for the authorization of Capital Shares issuable pursuant to Section 1.

(e) To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as currently proposed to be conducted, without any conflict with, or infringement of the rights of, others.

4. Investor Representations

(a) The Investor has full legal capacity, power and authority to execute and deliver this Safe and to perform its obligations hereunder. This Safe constitutes valid and binding obligation of the Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(b) The Investor has been advised that this Safe and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Investor is purchasing this Safe and the securities to be acquired by the Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing the Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

5. Miscellaneous

(a) Any provision of this Safe may be amended, waived or modified by written consent of the Company and the Investor.

(b) Any notice required or permitted by this Safe will be deemed sufficient when delivered personally or by overnight courier or sent by email to the relevant address listed on the signature page, or 48 hours after being deposited in the mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address listed on the signature page, as subsequently modified by written notice.

(c) The Investor is not entitled, as a holder of this Safe, to vote or be deemed a holder of Capital Shares for any purpose other than tax purposes, nor will anything in this Safe be construed to confer on the Investor, as such, any rights of a Company shareholder or rights to vote for the election of directors or on any matter submitted to Company shareholders, or to give or withhold consent to any corporate action or to receive notice of meetings, until shares have been issued on the terms described in Section 1. However, if the Company pays a dividend on outstanding shares of Common Shares (that is not payable in shares of Common Shares) while this Safe is outstanding, the Company will pay the Dividend Amount to the Investor at the same time.

(d) Neither this Safe nor the rights in this Safe are transferable or assignable, by operation of law or otherwise, by either party without the prior written consent of the other; provided, however, that this Safe and/or its rights may be assigned without the Company’s consent by the Investor (i) to the Investor’s estate, heirs, executors, administrators, guardians and/or successors in the event of Investor’s death or disability, or (ii) to any other entity who directly or indirectly, controls, is controlled by or is under common control with the Investor, including, without limitation, any general partner, managing member, officer or director of the Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, the Investor; and provided, further, that the Company may assign this Safe in whole, without the consent of the Investor, in connection with a reincorporation to change the Company’s domicile.

(e) In the event any one or more of the provisions of this Safe is for any reason held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Safe operate or would prospectively operate to invalidate this Safe, then and in any such event, such provision(s) only will be deemed null and void and will not affect any other provision of this Safe and the remaining provisions of this Safe will remain operative and in full force and effect and will not be affected, prejudiced, or disturbed thereby.

(f) This Safe is governed by and will be construed according to the laws of the Republic of China (including but not limited the validity, interpretation, construction, performance and enforcement of this Agreement, or any disputes or controversies arising from or related to this Agreement), without regard to the conflicts of law provisions of such jurisdiction. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Safe, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

(g) This SAFE is written in the English and Chinese languages and both 1anguages shall have equal validity. If there is any conflict or inconsistency between the English version and the Chinese version, the English version shall be the governing and prevailing version.

(Signature page follows)

IN WITNESS WHEREOF, the undersigned have caused this Safe to be duly executed and delivered.

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
Chun-Kai Wang
Chairman and CEO
Address: 9F, No. 28, Wencheng Rd., Beitou Dist., Taipei City 112, Taiwan
Email address: darren@owlting.com

INVESTOR: Te-Yung Hsu

By:	/s/ Te-Yung Hsu
Name: Te-Yung Hsu

SUPPLEMENTAL AGREEMENT TO SAFE AGREEMENT

SAFE 未來股權簡單協議之補充協議

This Supplemental Agreement (this “Supplement”) is entered into as of August 20, 2025 by and between:

本補充協議（以下稱「本補充協議」）於 2025/8/20 簽訂，雙方為：

(1) OBOOK HOLDINGS INC., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”); and

(1) OBOOK HOLDINGS INC.，一家依開曼群島法律註冊成立的有限責任豁免公司（以下 稱「公司」）；以及

(2) TE-YUNG HSU, an individual /entity (the “Investor”).

(2) 許德勇，一名自然人/法人（以下稱「投資人」）。

RECITALS 前言

WHEREAS, the Company and the Investor previously entered into a Simple Agreement for Future Equity (the “SAFE Agreement”);

鑑於，公司與投資人先前已簽訂一份未來股權簡易協議（以下稱「 SAFE 協議」）；

WHEREAS, the parties wish to supplement the SAFE Agreement by clarifying certain definitions and terms relating to equity securities and liquidity events;

鑑於，雙方希望透過補充協議，對有關股權證券與流動性事件之若干定義與條款予以澄清；

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

因此，雙方基於此所載之共同承諾以及其他良好且有價值之對價，特此同意如下：

1. DEFINITIONS 定義

For purposes of the SAFE Agreement, the following definitions shall apply and shall supersede any inconsistent definitions therein:

就 SAFE 協議而言，下列定義應適用，並取代其中任何不一致之定義：

1.1 “Common Shares” means the Class A Common Shares of the Company.

1.1 「普通股」係指公司之 A 類普通股。

1.2 “Direct Listing” means the Company’s initial public offering of shares to be listed on a national securities exchange without an underwritten offering.

1.2 「直接上市」係指公司於無承銷安排情況下，將股份於國家證券交易所首次公開掛牌之行為。

1.3 “Liquidity Event” means:

(i) a Change of Control;

(ii) an Initial Public Offering; or

(iii) any other transaction or series of related transactions pursuant to which the Company’s shares are listed or otherwise become publicly traded on a securities exchange or quotation system, whether through a direct listing, reverse merger, de-SPAC transaction, or other similar mechanism (collectively, a “Public Listing”).

1.3 「流動性事件」係指：

(i) 控制權變更；

(ii) 首次公開發行；或

(iii) 任何其他交易或一系列相關交易，使公司股份於證券交易所或報價系統掛牌或公開交易，不論係透過直接上市、反向合併、去特殊目的收購公司交易 (de-SPAC) 或其他類似機制（統稱「公開上市」）。

1.4 “Liquidity Price” means the fair market value per Common Share at the time of a Liquidity Event, determined as follows:

•	Underwritten Initial Public Offering (IPO): the per-share price at which the Common Shares are sold to the public in such offering (the “IPO Price”).

•	Direct Listing: the opening trading price of the Common Shares on the principal securities exchange on which they are listed on the date of the direct listing (the “Direct Listing Open Price”).

•

Reverse Merger, de-SPAC Transaction, or Other Public Listing: the opening trading price of the Common Shares (or shares into which they are exchanged) on the principal securities exchange on which they are listed on the first trading day of such Public Listing.

•	Change of Control (if no public trading price is available): the per-share value implied by the transaction consideration payable to the holders of Common Shares.

•

Other Circumstances (no public trading): the fair market value shall be determined by mutual agreement between the Company and the Investor, or, if no agreement is reached, by a qualified independent valuation expert jointly selected by both parties.

1.4 「流動性價格」係指於流動性事件發生時，每股普通股之公平市價，其計算方式如下：

•	承銷首次公開發行 (IPO)：普通股在該次公開發行中售予公眾之每股價格（以下稱「 IPO 價格」）。

•	直接上市：普通股於直接上市當日，在其掛牌之主要證券交易所之開盤交易價格（以下稱「直接上市開盤價」）。

•	反向合併、去 SPAC 交易或其他公開上市：普通股（或其轉換之股份）於該公開上市首個交易日，在其掛牌之主要證券交易所之開盤交易價格。

•	控制權變更（若無公開交易價格）：由交易對價所隱含之普通股每股價值。

•	其他情形（無公開交易）：公平市價應由公司與投資人協商決定；若未達成協議，則由雙方共同選任之合格獨立估值專家決定。

2. MISCELLANEOUS 其他條款

2.1 Effect of this Supplement. Except as expressly provided herein, all terms and conditions of the SAFE Agreement shall remain unmodified and in full force and effect.

2.1 本補充協議之效力。除本補充協議明確規定外，SAFE 協議之所有條款與條件均保持不變，並持續完全有效。

2.2 Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws governing the SAFE Agreement.

2.2 準據法。本補充協議應受 SAFE 協議所適用之法律管轄並據以解釋。

2.3 Counterparts. This Supplement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.3 正本。本補充協議得以副本形式簽署，每份均視為正本，但所有副本共同構成同一文件。

IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the date first written above.

茲證明，雙方已於文首所載日期簽署本補充協議，以昭信守。

OBOOK HOLDINGS INC.

By:	/s/ WANG, CHUN-KAI
Name:	WANG, CHUN-KAI
Chairman and CEO
Address: 9F, No. 28, Wencheng Rd., Beitou Dist.,
Taipei City 112, Taiwan
Email address: darren@owlting.com

INVESTOR: TE-YUNG HSU

By:	/s/ TE-YUNG HSU
Name:	TE-YUNG HSU

THIS INSTRUMENT AND ANY SECURITIES ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED IN THIS SAFE AND UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.

本文件和任何根據本合約可發行的證券尚未根據經修訂的 1933 年證券法（“證券法”）或某些州的證券法進行註冊。這些證券不得為要約、出售或以其他方式轉讓、質押或抵押，除非本 SAFE合約以及根據基於法律和適用的州證券法之有效的註冊聲明或豁免所允許。

OBOOK HOLDINGS INC.

SAFE

(Simple Agreement for Future Equity)

SAFE 未來股權簡單協議

THIS CERTIFIES THAT in exchange for the payment by LEE, SHAN-YAO (the “Investor”) of US$700,000 (the “Purchase Amount”) on or about 2025/2/28, Obook Holdings Inc., a company incorporated pursuant to the laws of the Cayman Islands (the “Company”), issues to the Investor the right to certain shares of the Company’s Capital Share, subject to the terms described below.

茲證明，作為 李善堯（“投資者”）在 2025/2/25 或前後支付 $700,000 美元（“購買金額”）的交換， Obook Holdings Inc.，一家根據開曼群島法律註冊成立的公司（“公司”）， 根據下述條款向投資者發行公司股本中某些股份的權利。

The Investor shall deliver to the Company the Purchase Amount, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto.

投資者應向公司交付購買金額，該金額應通過電匯方式將立即可用的資金電匯至公司於 附件 A 所指定的銀行賬戶。

See Section 2 for certain additional defined terms. 其他定義詞請參第2條。

1. Events 事件

(a) Liquidity Event. If there is a Liquidity Event before the termination of this Safe, the Investor will, at its option, either (i) receive a portion of Proceeds, due and payable to the Investor immediately prior to, or concurrent with, the consummation of such Liquidity Event, equal to the Purchase Amount plus interest, accrued at a simple rate of 5% per annum (the “Cash-Out Amount”), or (ii) receive a number of Common Shares equal to the Purchase Amount divided by the Liquidity Price. If any of the Company’s shareholders are given a choice as to the form and amount of Proceeds to be received in a Liquidity Event, the Investor will be given the same choice, provided that the Investor may not choose to receive a form of consideration that the Investor would be ineligible to receive as a result of the Investor’s failure to satisfy any requirement or limitation generally applicable to the Company’s shareholders, or under any applicable laws.

(a) 流動性事件。如果在SAFE合約終止之前發生流動性事件，投資者將自行選擇 (i) 在此類流動性事件完成之時，收到相當於購買金額加上利息的部份收益，按 5% 的年單利率計算（“兌現金額”），或 (ii) 獲得數量等於購買金額除以流動性價格的普通股。如果公司的任何股東可以選擇在流動性事件中收到的收益的形式和金額，投資者將獲得相同的選擇，但投資者不得選擇接受一種形式的對價，假設由於投資者未能滿足通常適用於公司股東或任何適用法律的任何要求或限制，投資者將沒有資格獲得該種對價。

In connection with a Change of Control intended to qualify as a tax-free reorganization, the Company may reduce the cash portion of Proceeds payable to the Investor by the amount determined by its board of directors in good faith for such Change of Control to qualify as a tax-free reorganization.

就旨在符合免稅資格之重組的控制權變更而言，公司可以其董事會基於誠信的決策，減少應付給投資者 的收益的現金部分，以使此類控制權變更符合免稅重組的條件。

(b) Dissolution Event. If there is a Dissolution Event before the termination of this Safe, the Investor will be entitled to receive a portion of Proceeds equal to the Cash-Out Amount, due and payable to the Investor immediately prior to the consummation of the Dissolution Event.

(b) 解散事件。如果在本SAFE合約終止之前發生解散事件，投資者將有權獲得，在解散事件結束之時屆期並應付給投資者，相當於兌現金額之收益。

(c) Termination. This Safe will terminate (without relieving the Company of any obligations arising from a prior breach of or non-compliance with this Safe) immediately following the earliest to occur of: (i) the issuance of Capital Shares to the Investor pursuant to the automatic conversion of this Safe under Section 1(a) or Section 1(b); or (ii) the payment, or setting aside for payment, of amounts due the Investor pursuant to Section 1(a), Section 1(b) or Section 1(c).

(c) 終止。本SAFE合約將在下述事件發生後立即終止（公司因先前違反或不遵守本 SAFE合約而產生的任何義務不因此免除），以最早發生者為準： (i)根據本SAFE合約第 1條(a)項的自動轉換，向投資者發行資本股份；或 (ii) 根據第 1條(a) 項或第 1條(b) 項支付或為支付而保留應付予投資者的款項。

2. Definitions 定義

“Capital Shares” means the capital shares of the Company, including, without limitation, the “Common Shares” and the “Preferred Shares.”

“資本股份”是指公司的資本股份，包括但不限於“普通股”和“優先股”。

“Change of Control” means (i) a transaction or series of related transactions in which any “person” or “group”, becomes the “beneficial owner”, directly or indirectly, of more than 50% of the outstanding voting securities of the Company having the right to vote for the election of members of the Company’s board of directors, (ii) any reorganization, merger or consolidation of the Company, as determined at the sole discretion of the Company, or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company.

“控制權變更”是指 (i) 任何“個人”或“集團”直接或間接成為該公司 50% 以上已發行有表決權證券，有權投票選舉公司董事會成員，之“受益所有人”的交易或一系列相關交易， (ii) 公司的任何重組、合併或結合 （由公司全權決定其適用範圍），或(iii) 出售、租賃或以其他方式處置公司之全部或實質上全部資產。

“Dissolution Event” means (i) a voluntary termination of operations, (ii) a general assignment for the benefit of the Company’s creditors or (iii) any other liquidation, dissolution or winding up of the Company (excluding a Liquidity Event), whether voluntary or involuntary.

“解散事件”是指 (i) 自願終止運營，(ii) 為公司債權人的利益進行的一般轉讓或 (iii) 公司的任何其他清算、解散或清盤（不包括流動性事件），無論自願或非自願。

“Dividend Amount” means, with respect to any date on which the Company pays a dividend on its outstanding Common Shares, the amount of such dividend that is paid per share of Common Shares multiplied by (x) the Purchase Amount divided by (y) the Liquidity Price (treating the dividend date as a Liquidity Event solely for purposes of calculating such Liquidity Price).

“股息金額”是指，就公司為其已發行普通股支付股息的任何日期而言，每股普通股支付的股息金額 乘以 (x) 購買金額除以 (y)流動性價格（僅出於計算該流動性價格的目的將股息日期視為流動性事件）。

“Initial Public Offering” means the closing of the Company’s first firm commitment underwritten initial public offering of Common Shares pursuant to a registration statement filed under the Securities Act.

“首次公開發行”是指公司依根據《證券法》提交的登記聲明完成首次承銷普通股的堅定承諾首次公 開募股。

“Liquidity Event” means a Change of Control or an Initial Public Offering.

“流動性事件”是指控制權變更或首次公開發行。

“Liquidity Price” means the price per share equal to the fair market value of the Common Shares at the time of the Liquidity Event.

“流動性價格”是指流動性事件發生時依公允市場價值所決定的每股普通股的股價。

“Proceeds” means cash and other assets (including without limitation Shares consideration) that are proceeds from the Equity Financing, Liquidity Event or the Dissolution Event, as applicable, and legally available for distribution.

“收益”指現金和其他資產（包括但不限於股份對價），它們是流動性事件或解散事件的可合法分配 收益（如適用）。

“Safe” means an instrument containing a future right to shares of Capital Shares, similar in form and content to this instrument, purchased by investors for the purpose of funding the Company’s business operations. References to “this Safe” mean this specific instrument.

“SAFE”是指包含對資本股份之股份未來權利的文件，其形式和內容與本文件類似，由投資者購買， 用於為公司的業務運營提供資金。提及“本SAFE”是指此特定文件。

3. Company Representations 公司方聲明

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

(a) 公司是一家根據其註冊所在地的法律正當組織、有效存續和信譽良好的公司，並有權擁有、租賃和經營其財產並按照現行方式開展業務。

(b) The execution, delivery and performance by the Company of this Safe is within the power of the Company and has been duly authorized by all necessary actions on the part of the Company (subject to section 3(d)). This Safe constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. To its knowledge, the Company is not in violation of (i) its current certificate of incorporation or bylaws, (ii) any material statute, rule or regulation applicable to the Company or (iii) any material debt or contract to which the Company is a party or by which it is bound, where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

(b) 公司對本SAFE合約的執行、交付和履行在公司的權力範圍內，並已獲得公司方面所有必要行動的正式授權（受第 3(d) 節的約束）。本SAFE合約構成公司的合法、有效和有約束力的義務，可根據其條款對公司強制執行，但受破產、無力償債或其他與一般債權人權利執行有關或影響普遍執行的一般法律和一般公平原則的限制除外。據其所知，公司沒有違反 (i) 其當前的公司註冊證書或章程，(ii) 適用於公司的任何重要法規、規則或 法規，或 (iii) 公司為其一方或受其約束的一方所承擔的任何重大債務或合約，在每種情況下，此類違規或違約，單獨或與所有此類違規或違約一起，可合理預期會對公司產生重大不利影響。

(c) The performance and consummation of the transactions contemplated by this Safe do not and will not: (i) violate any material judgment, statute, rule or regulation applicable to the Company; (ii) result in the acceleration of any material debt or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien on any property, asset or revenue of the Company or the suspension, forfeiture, or nonrenewal of any material permit, license or authorization applicable to the Company, its business or operations.

(c) 本SAFE合約設想的交易的執行和完成不會： (i) 違反適用於公司的任何重大判斷、法規、規則或法規； (ii) 導致公司作為一方或受其約束的任何重大債務或合約的加速； (iii) 導致對公司的任何財產、資產或收入產生或施加任何留置權，或暫停、沒收或不續簽適用於公司、其業務或運營的任何重要許可、執照或授權。

(d) No consents or approvals are required in connection with the performance of this Safe, other than: (i) the Company’s corporate approvals; (ii) any qualifications or filings under applicable securities laws; and (iii) necessary corporate approvals for the authorization of Capital Shares issuable pursuant to Section 1.

(d) 為執行本SAFE合約，除了： (i) 公司的批准； (ii) 適用證券法下的任何資格或文件； (iii) 為授權根據第 1 條發行的資本股份的必要公司批准外，無需其他同意或許可。

(e) To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as currently proposed to be conducted, without any conflict with, or infringement of the rights of, others.

(e) 據其所知，在不與他人的權利發生任何衝突或侵犯他人權利的情況下，公司為其現在進行的和目前擬進行的業務，對所有專利、商標、服務標誌、商號、著作權、營業秘密、執照、資訊、流程和其他智慧財產權所有或擁有（或可以以商業上合理的條款獲得）足夠的合法權利。

4. Investor Representations投資者聲明

(a) The Investor has full legal capacity, power and authority to execute and deliver this Safe and to perform its obligations hereunder. This Safe constitutes valid and binding obligation of the Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(a) 投資者有完全的法律能力、權力和授權來執行和交付本合約並履行其在本合約下的義務。本合約構成投資者的有效且具有約束力的義務，可根據合約條款強制執行，但受破產、無力償債或其他與一般債權人權利執行有關或影響普遍執行的一般法律和一般公平原則的限制除外。

(b) The Investor has been advised that this Safe and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Investor is purchasing this Safe and the securities to be acquired by the Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing the Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

(b) 投資者已被告知，此合約標的證券尚未根據《證券法》或任何州證券法進行註冊，因此，除非根據《證券法》和適用的州證券法進行註冊或獲得有效豁免註冊之要求，否則不得轉售。投資者購買根據本合約購 買的證券是為了自己的投資目的，而不是作為他人代理人，也不是為了分配或轉售與分配有關的其他目的，且投資者目前無意出售、授予、參與或以其他方式分發這些證券。投資者在金融和商業事務方面具有足夠的知識和經驗，能夠評估投資的利弊，且投資者財務狀況能夠無限期的承擔投資完全損失時之經濟損失風險。

5. Miscellaneous其他事項

(a) Any provision of this Safe may be amended, waived or modified by written consent of the Company and the Investor.

(a) 經公司和投資者書面同意，本SAFE合約的任何規定均可修改或放棄。

(b) Any notice required or permitted by this Safe will be deemed sufficient when delivered personally or by overnight courier or sent by email to the relevant address listed on the signature page, or 48 hours after being deposited in the mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address listed on the signature page, as subsequently modified by written notice.

(b) 本SAFE合約要求或允許的任何通知，在專人送達、通過隔夜快遞送達或通過電子郵件發送至簽名頁上列出的相關地址時，或以掛號信或掛號信的形式，預付郵資寄送給在簽名頁所列被通知方的地址後的 48小時，即視為已經送達。該地址得隨後通過書面通知進行修改。

(c) The Investor is not entitled, as a holder of this Safe, to vote or be deemed a holder of Capital Shares for any purpose other than tax purposes, nor will anything in this Safe be construed to confer on the Investor, as such, any rights of a Company shareholder or rights to vote for the election of directors or on any matter submitted to Company shareholders, or to give or withhold consent to any corporate action or to receive notice of meetings, until shares have been issued on the terms described in Section 1. However, if the Company pays a dividend on outstanding shares of Common Shares (that is not payable in shares of Common Shares) while this Safe is outstanding, the Company will pay the Dividend Amount to the Investor at the same time.

(c) 作為本SAFE合約的投資者，稅收目的以外，其無權出於任何目的投票或被視為資本股份持有人，本 SAFE合約中的任何內容也不得被解釋為授予投資者任何權利，因此，亦不享有公司股東的任何權利、不得投票選舉董事或享有任何公司提交給股東的任何事項的權利，或同意或拒絕任何公司行動，亦無接收會議通知之權 利，直到投資者根據本SAFE合約第一條收到發行股份。但是，如果公司在本 SAFE合約權利已授權時，就已發行 的普通股支付股息（不以普通股支付），公司將同時向投資者支付該股息金額。

(d) Neither this Safe nor the rights in this Safe are transferable or assignable, by operation of law or otherwise, by either party without the prior written consent of the other; provided, however, that this Safe and/or its rights may be assigned without the Company’s consent by the Investor (i) to the Investor’s estate, heirs, executors, administrators, guardians and/or successors in the event of Investor’s death or disability, or (ii) to any other entity who directly or indirectly, controls, is controlled by or is under common control with the Investor, including, without limitation, any general partner, managing member, officer or director of the Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, the Investor; and provided, further, that the Company may assign this Safe in whole, without the consent of the Investor, in connection with a reincorporation to change the Company’s domicile.

(d) 未經另一方事先書面同意，任何一方均不得通過法律或其他方式轉讓本 SAFE合約或本SAFE合約中的權利；但是，在投資者死亡或殘疾的情況下，可以在未經公司同意的情況下將本 SAFE合約和/或其權利轉讓給 (i) 投資者的遺產、繼承人、執行人、管理人、監護人和/或繼承人， (ii) 直接或間接控制投資者、受投資者控制或與投資者共同控制的任何其他實體，包括但不限於投資者的任何普通合夥人、管理成員、高級職員或董事，或任何風險資本由投資者的一名或多名普通合夥人或管理成員控制或與投資者共享同一管理公司的現在或以後存 在的基金；雙方同意，公司可以在未經投資者同意的情況下，將本 SAFE合約全部轉讓給與為改變公司住所而重新註冊之公司。

(e) In the event any one or more of the provisions of this Safe is for any reason held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Safe operate or would prospectively operate to invalidate this Safe, then and in any such event, such provision(s) only will be deemed null and void and will not affect any other provision of this Safe and the remaining provisions of this Safe will remain operative and in full force and effect and will not be affected, prejudiced, or disturbed thereby.

(e) 如果本SAFE合約的任何一個或多個條款，因任何原因被認為全部或部分或在任何方面無效、非法或不可執行，或如果本 SAFE合約的任何一項或多項規定操作或預期操作將使本 SAFE合約失效，那麼在任何此類情況下，僅此類條款將被視為無效，但該無效並不會影響本 SAFE合約的任何其他條款，而本SAFE合約的其餘條款將繼續並且完全有效，不會因此受到影響、偏見或干擾。

(f) This Safe is governed by and will be construed according to the laws of the Republic of China (including but not limited the validity, interpretation, construction, performance and enforcement of this Agreement, or any disputes or controversies arising from or related to this Agreement), without regard to the conflicts of law provisions of such jurisdiction. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Safe, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

(f)本SAFE合約受中華民國法律管轄並依中華民國法律解釋（包括但不限於本 SAFE合約的有效性、解釋、履行和執行，或因本 SAFE合約引起或與本SAFE 合約相關的任何爭議） , 不考慮此類管轄權的法律衝突規定。因本SAFE合約引起或與之相關的任何爭議、分歧或索賠，或其違約、終止或無效判定，均應受台北地方法院的專屬管轄。

(g) This SAFE is written in the English and Chinese languages and both 1anguages shall have equal validity. If there is any conflict or inconsistency between the English version and the Chinese version, the English version shall be the governing and prevailing version.

(g) 本SAFE合約以中英文分別書就，各版本有相同效力，若有不一致或衝突之處，悉依英文版為準。

(Signature page follows)

IN WITNESS WHEREOF, the undersigned have caused this Safe to be duly executed and delivered.

OBOOK HOLDINGS INC.

By:	/s/ WANG, CHUN-KAI
WANG, CHUN-KAI
Chairman and CEO
Address: 9F, No. 28, Wencheng Rd., Beitou Dist.,
Taipei City 112, Taiwan
Email address: darren@owlting.com

INVESTOR: LEE, SHAN-YAO

By:	/s/ Lee, Shan-Yao
Name: LEE, SHAN-YAO

SUPPLEMENTAL AGREEMENT TO SAFE AGREEMENT

SAFE 未來股權簡單協議之補充協議

This Supplemental Agreement (this “Supplement”) is entered into as of August 20, 2025 by and between:

本補充協議（以下稱「本補充協議」）於 2025/8/20 簽訂，雙方為：

(1) OBOOK HOLDINGS INC., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”); and

(1) OBOOK HOLDINGS INC.，一家依開曼群島法律註冊成立的有限責任豁免公司（以下 稱「公司」）；以及

(2) LEE, SHAN-YAO, an individual /entity (the “Investor”).

(2) 李善堯，一名自然人/法人（以下稱「投資人」）。

RECITALS 前言

WHEREAS, the Company and the Investor previously entered into a Simple Agreement for Future Equity (the “SAFE Agreement”);

鑑於，公司與投資人先前已簽訂一份未來股權簡易協議（以下稱「 SAFE 協議」）；

WHEREAS, the parties wish to supplement the SAFE Agreement by clarifying certain definitions and terms relating to equity securities and liquidity events;

鑑於，雙方希望透過補充協議，對有關股權證券與流動性事件之若干定義與條款予以澄清；

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

因此，雙方基於此所載之共同承諾以及其他良好且有價值之對價，特此同意如下：

1. DEFINITIONS 定義

For purposes of the SAFE Agreement, the following definitions shall apply and shall supersede any inconsistent definitions therein:

就 SAFE 協議而言，下列定義應適用，並取代其中任何不一致之定義：

1.1 “Common Shares” means the Class A Common Shares of the Company.

1.1 「普通股」係指公司之 A 類普通股。

1.2 “Direct Listing” means the Company’s initial public offering of shares to be listed on a national securities exchange without an underwritten offering.

1.2 「直接上市」係指公司於無承銷安排情況下，將股份於國家證券交易所首次公開掛牌之行為。

1.3 “Liquidity Event” means:

(i) a Change of Control;

(ii) an Initial Public Offering; or

(iii) any other transaction or series of related transactions pursuant to which the Company’s shares are listed or otherwise become publicly traded on a securities exchange or quotation system, whether through a direct listing, reverse merger, de-SPAC transaction, or other similar mechanism (collectively, a “Public Listing”).

1.3 「流動性事件」係指：

(i) 控制權變更；

(ii) 首次公開發行；或

(iii) 任何其他交易或一系列相關交易，使公司股份於證券交易所或報價系統掛牌或公開交易，不論係透過直接上市、反向合併、去特殊目的收購公司交易 (de-SPAC) 或其他類似機制（統稱「公開上市」）。

1.4 “Liquidity Price” means the fair market value per Common Share at the time of a Liquidity Event, determined as follows:

•	Underwritten Initial Public Offering (IPO): the per-share price at which the Common Shares are sold to the public in such offering (the “IPO Price”).

•	Direct Listing: the opening trading price of the Common Shares on the principal securities exchange on which they are listed on the date of the direct listing (the “Direct Listing Open Price”).

•

Reverse Merger, de-SPAC Transaction, or Other Public Listing: the opening trading price of the Common Shares (or shares into which they are exchanged) on the principal securities exchange on which they are listed on the first trading day of such Public Listing.

•	Change of Control (if no public trading price is available): the per-share value implied by the transaction consideration payable to the holders of Common Shares.

•

Other Circumstances (no public trading): the fair market value shall be determined by mutual agreement between the Company and the Investor, or, if no agreement is reached, by a qualified independent valuation expert jointly selected by both parties.

1.4 「流動性價格」係指於流動性事件發生時，每股普通股之公平市價，其計算方式如下：

•	承銷首次公開發行 (IPO)：普通股在該次公開發行中售予公眾之每股價格（以下稱「 IPO 價格」）。

•	直接上市：普通股於直接上市當日，在其掛牌之主要證券交易所之開盤交易價格（以下稱「直接上市開盤價」）。

•	反向合併、去 SPAC 交易或其他公開上市：普通股（或其轉換之股份）於該公開上市首個交易日，在其掛牌之主要證券交易所之開盤交易價格。

•	控制權變更（若無公開交易價格）：由交易對價所隱含之普通股每股價值。

•	其他情形（無公開交易）：公平市價應由公司與投資人協商決定；若未達成協議，則由雙方共同選任之合格獨立估值專家決定。

2. MISCELLANEOUS 其他條款

2.1 Effect of this Supplement. Except as expressly provided herein, all terms and conditions of the SAFE Agreement shall remain unmodified and in full force and effect.

2.1 本補充協議之效力。除本補充協議明確規定外，SAFE 協議之所有條款與條件均保持不變，並持續完全有效。

2.2 Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws governing the SAFE Agreement.

2.2 準據法。本補充協議應受 SAFE 協議所適用之法律管轄並據以解釋。

2.3 Counterparts. This Supplement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.3 正本。本補充協議得以副本形式簽署，每份均視為正本，但所有副本共同構成同一文件。

IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the date first written above.

茲證明，雙方已於文首所載日期簽署本補充協議，以昭信守。

OBOOK HOLDINGS INC.

By:	/s/ WANG, CHUN-KAI
Name:	WANG, CHUN-KAI
Chairman and CEO
Address: 9F, No. 28, Wencheng Rd., Beitou Dist.,
Taipei City 112, Taiwan
Email address: darren@owlting.com

INVESTOR: LEE, SHAN-YAO

By:	/s/ LEE, SHAN-YAO
Name:	LEE, SHAN-YAO

THIS INSTRUMENT AND ANY SECURITIES ISSUABLE PURSUANT HERETO HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT AS PERMITTED IN THIS SAFE AND UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION THEREFROM.

本文件和任何根據本合約可發行的證券尚未根據經修訂的 1933 年證券法（“證券法”）或某些州的證券法進行註冊。這些 證券不得為要約、出售或以其他方式轉讓、質押或抵押，除非本 SAFE合約以及根據基於法律和適用的州證券法之有效的註 冊聲明或豁免所允許。

OBOOK HOLDINGS INC.

SAFE

(Simple Agreement for Future Equity)

SAFE 未來股權簡單協議

THIS CERTIFIES THAT in exchange for the payment by LIEN, YU-CHUNG (the “Investor”) of US$350,000 (the “Purchase Amount”) on or about 2025/6/13, Obook Holdings Inc., a company incorporated pursuant to the laws of the Cayman Islands (the “Company”), issues to the Investor the right to certain shares of the Company’s Capital Share, subject to the terms described below.

茲證明，作為 連育忠（“投資者”）在 2025/6/13 或前後支付 $350,000 美元（“購買金額”）的交換， Obook Holdings Inc.，一家根據開曼群島法律註冊成立的公司（“公司”）， 根據下述條款向投資者發行公司股 本中某些股份的權利。

The Investor shall deliver to the Company the Purchase Amount, which shall be paid by wire transfer of immediately available funds to the Company’s designated bank account set forth in Exhibit A hereto.

投資者應向公司交付購買金額，該金額應通過電匯方式將立即可用的資金電匯至公司於 附件 A 所指定的 銀行賬戶。

See Section 2 for certain additional defined terms. 其他定義詞請參第2條。

1. Events 事件

(a) Liquidity Event. If there is a Liquidity Event before the termination of this Safe, the Investor will, at its option, either (i) receive a portion of Proceeds, due and payable to the Investor immediately prior to, or concurrent with, the consummation of such Liquidity Event, equal to the Purchase Amount plus interest, accrued at a simple rate of 5% per annum (the “Cash-Out Amount”), or (ii) receive a number of Common Shares equal to the Purchase Amount divided by the Liquidity Price. If any of the Company’s shareholders are given a choice as to the form and amount of Proceeds to be received in a Liquidity Event, the Investor will be given the same choice, provided that the Investor may not choose to receive a form of consideration that the Investor would be ineligible to receive as a result of the Investor’s failure to satisfy any requirement or limitation generally applicable to the Company’s shareholders, or under any applicable laws.

(a) 流動性事件。如果在SAFE合約終止之前發生流動性事件，投資者將自行選擇 (i) 在此類流動性事件 完成之時，收到相當於購買金額加上利息的部份收益，按 5% 的年單利率計算（“兌現金額”），或 (ii) 獲得數 量等於購買金額除以流動性價格的普通股。如果公司的任何股東可以選擇在流動性事件中收到的收益的形式和金 額，投資者將獲得相同的選擇，但投資者不得選擇接受一種形式的對價，假設由於投資者未能滿足通常適用於公 司股東或任何適用法律的任何要求或限制，投資者將沒有資格獲得該種對價。

In connection with a Change of Control intended to qualify as a tax-free reorganization, the Company may reduce the cash portion of Proceeds payable to the Investor by the amount determined by its board of directors in good faith for such Change of Control to qualify as a tax-free reorganization.

就旨在符合免稅資格之重組的控制權變更而言，公司可以其董事會基於誠信的決策，減少應付給投資者 的收益的現金部分，以使此類控制權變更符合免稅重組的條件。

(b) Dissolution Event. If there is a Dissolution Event before the termination of this Safe, the Investor will be entitled to receive a portion of Proceeds equal to the Cash-Out Amount, due and payable to the Investor immediately prior to the consummation of the Dissolution Event.

(b) 解散事件。如果在本SAFE合約終止之前發生解散事件，投資者將有權獲得，在解散事件結束之時 屆期並應付給投資者，相當於兌現金額之收益。

(c) Termination. This Safe will terminate (without relieving the Company of any obligations arising from a prior breach of or non-compliance with this Safe) immediately following the earliest to occur of: (i) the issuance of Capital Shares to the Investor pursuant to the automatic conversion of this Safe under Section 1(a) or Section 1(b); or (ii) the payment, or setting aside for payment, of amounts due the Investor pursuant to Section 1(a), Section 1(b) or Section 1(c).

(c) 終止。本SAFE合約將在下述事件發生後立即終止（公司因先前違反或不遵守本 SAFE合約而產生 的任何義務不因此免除），以最早發生者為準：(i)根據本SAFE合約第 1條(a)項的自動轉換，向投資者發行資本 股份；或 (ii) 根據第 1條(a) 項或第 1條(b) 項支付或為支付而保留應付予投資者的款項。

2. Definitions 定義

“Capital Shares” means the capital shares of the Company, including, without limitation, the “Common Shares” and the “Preferred Shares.”

“資本股份”是指公司的資本股份，包括但不限於“普通股”和“優先股”。

“Change of Control” means (i) a transaction or series of related transactions in which any “person” or “group”, becomes the “beneficial owner”, directly or indirectly, of more than 50% of the outstanding voting securities of the Company having the right to vote for the election of members of the Company’s board of directors, (ii) any reorganization, merger or consolidation of the Company, as determined at the sole discretion of the Company, or (iii) a sale, lease or other disposition of all or substantially all of the assets of the Company.

“控制權變更”是指 (i) 任何“個人”或“集團”直接或間接成為該公司 50% 以上已發行有表決權證券， 有權投票選舉公司董事會成員，之“受益所有人”的交易或一系列相關交易， (ii) 公司的任何重組、合併或結合 （由公司全權決定其適用範圍），或(iii) 出售、租賃或以其他方式處置公司之全部或實質上全部資產。

“Dissolution Event” means (i) a voluntary termination of operations, (ii) a general assignment for the benefit of the Company’s creditors or (iii) any other liquidation, dissolution or winding up of the Company (excluding a Liquidity Event), whether voluntary or involuntary.

“解散事件”是指 (i) 自願終止運營，(ii) 為公司債權人的利益進行的一般轉讓或 (iii) 公司的任何其他清 算、解散或清盤（不包括流動性事件），無論自願或非自願。

“Dividend Amount” means, with respect to any date on which the Company pays a dividend on its outstanding Common Shares, the amount of such dividend that is paid per share of Common Shares multiplied by (x) the Purchase Amount divided by (y) the Liquidity Price (treating the dividend date as a Liquidity Event solely for purposes of calculating such Liquidity Price).

“股息金額”是指，就公司為其已發行普通股支付股息的任何日期而言，每股普通股支付的股息金額 乘以 (x) 購買金額除以 (y)流動性價格（僅出於計算該流動性價格的目的將股息日期視為流動性事件）。

“Initial Public Offering” means the closing of the Company’s first firm commitment underwritten initial public offering of Common Shares pursuant to a registration statement filed under the Securities Act.

“首次公開發行”是指公司依根據《證券法》提交的登記聲明完成首次承銷普通股的堅定承諾首次公 開募股。

“Liquidity Event” means a Change of Control or an Initial Public Offering.

“流動性事件”是指控制權變更或首次公開發行。

“Liquidity Price” means the price per share equal to the fair market value of the Common Shares at the time of the Liquidity Event.

“流動性價格”是指流動性事件發生時依公允市場價值所決定的每股普通股的股價。

“Proceeds” means cash and other assets (including without limitation Shares consideration) that are proceeds from the Equity Financing, Liquidity Event or the Dissolution Event, as applicable, and legally available for distribution.

“收益”指現金和其他資產（包括但不限於股份對價），它們是流動性事件或解散事件的可合法分配 收益（如適用）。

“Safe” means an instrument containing a future right to shares of Capital Shares, similar in form and content to this instrument, purchased by investors for the purpose of funding the Company’s business operations. References to “this Safe” mean this specific instrument.

“SAFE”是指包含對資本股份之股份未來權利的文件，其形式和內容與本文件類似，由投資者購買， 用於為公司的業務運營提供資金。提及“本SAFE”是指此特定文件。

3. Company Representations 公司方聲明

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, and has the power and authority to own, lease and operate its properties and carry on its business as now conducted.

(a) 公司是一家根據其註冊所在地的法律正當組織、有效存續和信譽良好的公司，並有權擁有、租賃 和經營其財產並按照現行方式開展業務。

(b) The execution, delivery and performance by the Company of this Safe is within the power of the Company and has been duly authorized by all necessary actions on the part of the Company (subject to section 3(d)). This Safe constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity. To its knowledge, the Company is not in violation of (i) its current certificate of incorporation or bylaws, (ii) any material statute, rule or regulation applicable to the Company or (iii) any material debt or contract to which the Company is a party or by which it is bound, where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

(b) 公司對本SAFE合約的執行、交付和履行在公司的權力範圍內，並已獲得公司方面所有必要行動的 正式授權（受第 3(d) 節的約束）。本SAFE合約構成公司的合法、有效和有約束力的義務，可根據其條款對公司 強制執行，但受破產、無力償債或其他與一般債權人權利執行有關或影響普遍執行的一般法律和一般公平原則的 限制除外。據其所知，公司沒有違反 (i) 其當前的公司註冊證書或章程，(ii) 適用於公司的任何重要法規、規則或 法規，或 (iii) 公司為其一方或受其約束的一方所承擔的任何重大債務或合約，在每種情況下，此類違規或違約， 單獨或與所有此類違規或違約一起，可合理預期會對公司產生重大不利影響。

(c) The performance and consummation of the transactions contemplated by this Safe do not and will not: (i) violate any material judgment, statute, rule or regulation applicable to the Company; (ii) result in the acceleration of any material debt or contract to which the Company is a party or by which it is bound; or (iii) result in the creation or imposition of any lien on any property, asset or revenue of the Company or the suspension, forfeiture, or nonrenewal of any material permit, license or authorization applicable to the Company, its business or operations.

(c) 本SAFE合約設想的交易的執行和完成不會： (i) 違反適用於公司的任何重大判斷、法規、規則或法 規； (ii) 導致公司作為一方或受其約束的任何重大債務或合約的加速； (iii) 導致對公司的任何財產、資產或收入 產生或施加任何留置權，或暫停、沒收或不續簽適用於公司、其業務或運營的任何重要許可、執照或授權。

(d) No consents or approvals are required in connection with the performance of this Safe, other than: (i) the Company’s corporate approvals; (ii) any qualifications or filings under applicable securities laws; and (iii) necessary corporate approvals for the authorization of Capital Shares issuable pursuant to Section 1.

(d) 為執行本SAFE合約，除了： (i) 公司的批准； (ii) 適用證券法下的任何資格或文件； (iii) 為授權根 據第 1 條發行的資本股份的必要公司批准外，無需其他同意或許可。

(e) To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as currently proposed to be conducted, without any conflict with, or infringement of the rights of, others.

(e) 據其所知，在不與他人的權利發生任何衝突或侵犯他人權利的情況下，公司為其現在進行的和目 前擬進行的業務，對所有專利、商標、服務標誌、商號、著作權、營業秘密、執照、資訊、流程和其他智慧財產 權所有或擁有（或可以以商業上合理的條款獲得）足夠的合法權利。

4. Investor Representations投資者聲明

(a) The Investor has full legal capacity, power and authority to execute and deliver this Safe and to perform its obligations hereunder. This Safe constitutes valid and binding obligation of the Investor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(a) 投資者有完全的法律能力、權力和授權來執行和交付本合約並履行其在本合約下的義務。本合約 構成投資者的有效且具有約束力的義務，可根據合約條款強制執行，但受破產、無力償債或其他與一般債權人權 利執行有關或影響普遍執行的一般法律和一般公平原則的限制除外。

(b) The Investor has been advised that this Safe and the underlying securities have not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. The Investor is purchasing this Safe and the securities to be acquired by the Investor hereunder for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment without impairing the Investor’s financial condition and is able to bear the economic risk of such investment for an indefinite period of time.

(b) 投資者已被告知，此合約標的證券尚未根據《證券法》或任何州證券法進行註冊，因此，除非根 據《證券法》和適用的州證券法進行註冊或獲得有效豁免註冊之要求，否則不得轉售。投資者購買根據本合約購 買的證券是為了自己的投資目的，而不是作為他人代理人，也不是為了分配或轉售與分配有關的其他目的，且投 資者目前無意出售、授予、參與或以其他方式分發這些證券。投資者在金融和商業事務方面具有足夠的知識和經 驗，能夠評估投資的利弊，且投資者財務狀況能夠無限期的承擔投資完全損失時之經濟損失風險。

5. Miscellaneous其他事項

(a) Any provision of this Safe may be amended, waived or modified by written consent of the Company and the Investor.

(a) 經公司和投資者書面同意，本SAFE合約的任何規定均可修改或放棄。

(b) Any notice required or permitted by this Safe will be deemed sufficient when delivered personally or by overnight courier or sent by email to the relevant address listed on the signature page, or 48 hours after being deposited in the mail as certified or registered mail with postage prepaid, addressed to the party to be notified at such party’s address listed on the signature page, as subsequently modified by written notice.

(b) 本SAFE合約要求或允許的任何通知，在專人送達、通過隔夜快遞送達或通過電子郵件發送至簽名 頁上列出的相關地址時，或以掛號信或掛號信的形式，預付郵資寄送給在簽名頁所列被通知方的地址後的 48小時， 即視為已經送達。該地址得隨後通過書面通知進行修改。

(c) The Investor is not entitled, as a holder of this Safe, to vote or be deemed a holder of Capital Shares for any purpose other than tax purposes, nor will anything in this Safe be construed to confer on the Investor, as such, any rights of a Company shareholder or rights to vote for the election of directors or on any matter submitted to Company shareholders, or to give or withhold consent to any corporate action or to receive notice of meetings, until shares have been issued on the terms described in Section 1. However, if the Company pays a dividend on outstanding shares of Common Shares (that is not payable in shares of Common Shares) while this Safe is outstanding, the Company will pay the Dividend Amount to the Investor at the same time.

(c) 作為本SAFE合約的投資者，稅收目的以外，其無權出於任何目的投票或被視為資本股份持有人， 本SAFE合約中的任何內容也不得被解釋為授予投資者任何權利，因此，亦不享有公司股東的任何權利、不得投 票選舉董事或享有任何公司提交給股東的任何事項的權利，或同意或拒絕任何公司行動，亦無接收會議通知之權 利，直到投資者根據本SAFE合約第一條收到發行股份。但是，如果公司在本 SAFE合約權利已授權時，就已發行 的普通股支付股息（不以普通股支付），公司將同時向投資者支付該股息金額。

(d) Neither this Safe nor the rights in this Safe are transferable or assignable, by operation of law or otherwise, by either party without the prior written consent of the other; provided, however, that this Safe and/or its rights may be assigned without the Company’s consent by the Investor (i) to the Investor’s estate, heirs, executors, administrators, guardians and/or successors in the event of Investor’s death or disability, or (ii) to any other entity who directly or indirectly, controls, is controlled by or is under common control with the Investor, including, without limitation, any general partner, managing member, officer or director of the Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, the Investor; and provided, further, that the Company may assign this Safe in whole, without the consent of the Investor, in connection with a reincorporation to change the Company’s domicile.

(d) 未經另一方事先書面同意，任何一方均不得通過法律或其他方式轉讓本 SAFE合約或本SAFE合約 中的權利；但是，在投資者死亡或殘疾的情況下，可以在未經公司同意的情況下將本 SAFE合約和/或其權利轉讓 給 (i) 投資者的遺產、繼承人、執行人、管理人、監護人和/或繼承人， (ii) 直接或間接控制投資者、受投資者控 制或與投資者共同控制的任何其他實體，包括但不限於投資者的任何普通合夥人、管理成員、高級職員或董事， 或任何風險資本由投資者的一名或多名普通合夥人或管理成員控制或與投資者共享同一管理公司的現在或以後存 在的基金；雙方同意，公司可以在未經投資者同意的情況下，將本 SAFE合約全部轉讓給與為改變公司住所而重 新註冊之公司。

(e) In the event any one or more of the provisions of this Safe is for any reason held to be invalid, illegal or unenforceable, in whole or in part or in any respect, or in the event that any one or more of the provisions of this Safe operate or would prospectively operate to invalidate this Safe, then and in any such event, such provision(s) only will be deemed null and void and will not affect any other provision of this Safe and the remaining provisions of this Safe will remain operative and in full force and effect and will not be affected, prejudiced, or disturbed thereby.

(e) 如果本SAFE合約的任何一個或多個條款，因任何原因被認為全部或部分或在任何方面無效、非法 或不可執行，或如果本SAFE合約的任何一項或多項規定操作或預期操作將使本 SAFE合約失效，那麼在任何此類 情況下，僅此類條款將被視為無效，但該無效並不會影響本SAFE合約的任何其他條款，而本SAFE合約的其餘條 款將繼續並且完全有效，不會因此受到影響、偏見或干擾。

(f) This Safe is governed by and will be construed according to the laws of the Republic of China (including but not limited the validity, interpretation, construction, performance and enforcement of this Agreement, or any disputes or controversies arising from or related to this Agreement), without regard to the conflicts of law provisions of such jurisdiction. Any dispute, controversy, difference or claim arising out of, relating to or in connection with this Safe, or the breach, termination or invalidity thereof, shall be subject to the exclusive jurisdiction of the Taipei District Court.

(f)本SAFE合約受中華民國法律管轄並依中華民國法律解釋（包括但不限於本 SAFE合約的有效性、解 釋、履行和執行，或因本SAFE合約引起或與本 SAFE合約相關的任何爭議） , 不考慮此類管轄權的法律衝突規定。 因本SAFE合約引起或與之相關的任何爭議、分歧或索賠，或其違約、終止或無效判定，均應受台北地方法院的 專屬管轄。

(g) This SAFE is written in the English and Chinese languages and both 1anguages shall have equal validity. If there is any conflict or inconsistency between the English version and the Chinese version, the English version shall be the governing and prevailing version.

(g) 本SAFE合約以中英文分別書就，各版本有相同效力，若有不一致或衝突之處，悉依英文版為準。

(Signature page follows)

IN WITNESS WHEREOF, the undersigned have caused this Safe to be duly executed and delivered.

OBOOK HOLDINGS INC.

By:	/s/ Wang, Chun-Kai
WANG, CHUN-KAI
Chairman and CEO
Address: 9F, No. 28, Wencheng Rd., Beitou Dist.,
Taipei City 112, Taiwan
Email address: darren@owlting.com

INVESTOR: LIEN, YU-CHUNG

By:	/s/ Lien, Yu-Chung
Name: LIEN, YU-CHUNG

SUPPLEMENTAL AGREEMENT TO SAFE AGREEMENT

SAFE 未來股權簡單協議之補充協議

This Supplemental Agreement (this “Supplement”) is entered into as of August 20, 2025 by and between:

本補充協議（以下稱「本補充協議」）於 2025/8/20 簽訂，雙方為：

(1) OBOOK HOLDINGS INC., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”); and

(1) OBOOK HOLDINGS INC.，一家依開曼群島法律註冊成立的有限責任豁免公司（以下 稱「公司」）；以及

(2) LIEN, YU-CHUNG, an individual /entity (the “Investor”).

(2) 連育忠，一名自然人/法人（以下稱「投資人」）。

RECITALS 前言

WHEREAS, the Company and the Investor previously entered into a Simple Agreement for Future Equity (the “SAFE Agreement”);

鑑於，公司與投資人先前已簽訂一份未來股權簡易協議（以下稱「 SAFE 協議」）；

WHEREAS, the parties wish to supplement the SAFE Agreement by clarifying certain definitions and terms relating to equity securities and liquidity events;

鑑於，雙方希望透過補充協議，對有關股權證券與流動性事件之若干定義與條款予以澄清；

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

因此，雙方基於此所載之共同承諾以及其他良好且有價值之對價，特此同意如下：

1. DEFINITIONS 定義

For purposes of the SAFE Agreement, the following definitions shall apply and shall supersede any inconsistent definitions therein:

就 SAFE 協議而言，下列定義應適用，並取代其中任何不一致之定義：

1.1 “Common Shares” means the Class A Common Shares of the Company.

1.1 「普通股」係指公司之 A 類普通股。

1.2 “Direct Listing” means the Company’s initial public offering of shares to be listed on a national securities exchange without an underwritten offering.

1.2 「直接上市」係指公司於無承銷安排情況下，將股份於國家證券交易所首次公開掛牌之行為。

1.3 “Liquidity Event” means:

(i) a Change of Control;

(ii) an Initial Public Offering; or

(iii) any other transaction or series of related transactions pursuant to which the Company’s shares are listed or otherwise become publicly traded on a securities exchange or quotation system, whether through a direct listing, reverse merger, de-SPAC transaction, or other similar mechanism (collectively, a “Public Listing”).

1.3 「流動性事件」係指：

(i) 控制權變更；

(ii) 首次公開發行；或

(iii) 任何其他交易或一系列相關交易，使公司股份於證券交易所或報價系統掛牌或公開交易，不論係透過直接上市、反向合併、去特殊目的收購公司交易 (de-SPAC) 或其他類似機制（統稱「公開上市」）。

1.4 “Liquidity Price” means the fair market value per Common Share at the time of a Liquidity Event, determined as follows:

•	Underwritten Initial Public Offering (IPO): the per-share price at which the Common Shares are sold to the public in such offering (the “IPO Price”).

•	Direct Listing: the opening trading price of the Common Shares on the principal securities exchange on which they are listed on the date of the direct listing (the “Direct Listing Open Price”).

•

Reverse Merger, de-SPAC Transaction, or Other Public Listing: the opening trading price of the Common Shares (or shares into which they are exchanged) on the principal securities exchange on which they are listed on the first trading day of such Public Listing.

•	Change of Control (if no public trading price is available): the per-share value implied by the transaction consideration payable to the holders of Common Shares.

•

Other Circumstances (no public trading): the fair market value shall be determined by mutual agreement between the Company and the Investor, or, if no agreement is reached, by a qualified independent valuation expert jointly selected by both parties.

1.4 「流動性價格」係指於流動性事件發生時，每股普通股之公平市價，其計算方式如下：

•	承銷首次公開發行 (IPO)：普通股在該次公開發行中售予公眾之每股價格（以下稱「 IPO 價格」）。

•	直接上市：普通股於直接上市當日，在其掛牌之主要證券交易所之開盤交易價格（以下稱「直接上市開盤價」）。

•	反向合併、去 SPAC 交易或其他公開上市：普通股（或其轉換之股份）於該公開上市首個交易日，在其掛牌之主要證券交易所之開盤交易價格。

•	控制權變更（若無公開交易價格）：由交易對價所隱含之普通股每股價值。

•	其他情形（無公開交易）：公平市價應由公司與投資人協商決定；若未達成協議，則由雙方共同選任之合格獨立估值專家決定。

2. MISCELLANEOUS 其他條款

2.1 Effect of this Supplement. Except as expressly provided herein, all terms and conditions of the SAFE Agreement shall remain unmodified and in full force and effect.

2.1 本補充協議之效力。除本補充協議明確規定外，SAFE 協議之所有條款與條件均保持不變，並持續完全有效。

2.2 Governing Law. This Supplement shall be governed by, and construed in accordance with, the laws governing the SAFE Agreement.

2.2 準據法。本補充協議應受 SAFE 協議所適用之法律管轄並據以解釋。

2.3 Counterparts. This Supplement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

2.3 正本。本補充協議得以副本形式簽署，每份均視為正本，但所有副本共同構成同一文件。

IN WITNESS WHEREOF, the parties hereto have executed this Supplemental Agreement as of the date first written above.

茲證明，雙方已於文首所載日期簽署本補充協議，以昭信守。

OBOOK HOLDINGS INC.

By:	/s/ WANG, CHUN-KAI
Name:	WANG, CHUN-KAI
Chairman and CEO
Address: 9F, No. 28, Wencheng Rd., Beitou Dist.,
Taipei City 112, Taiwan
Email address: darren@owlting.com

INVESTOR: LIEN, YU-CHUNG

By:	/s/ LIEN, YU-CHUNG
Name:	LIEN, YU-CHUNG